                                                                   Exhibit 10.43


                           THIRD AMENDMENT AND CONSENT

      THIRD AMENDMENT AND CONSENT (this "Amendment"), dated as of February 23, 1999, among BIG FLOWER HOLDINGS, INC., a Delaware corporation ("Holdings"), BIG FLOWER PRESS HOLDINGS, INC., a Delaware corporation ("BFPH"), TREASURE CHEST ADVERTISING COMPANY, INC., a Delaware corporation and a Wholly-Owned Subsidiary of BFPH ("Treasure Chest"), WEBCRAFT, INC., a Delaware corporation and a Wholly-Owned Subsidiary of BFPH ("Webcraft"), BIG FLOWER DIGITAL SERVICES, INC., a Delaware corporation and a Wholly-Owned Subsidiary of BFPH ("BF Digital"), BIG FLOWER LIMITED, a Wholly-Owned Subsidiary of BFPH and a limited company organized under the laws of England ("BFL"), OLWEN DIRECT MAIL LIMITED, a Wholly-Owned Subsidiary of BFL and a limited company organized under the laws of England ("Olwen"), BIG FLOWER DIGITAL SERVICES LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("BFDSL"), TROYPEAK LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("Troypeak"), PISMO LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("Pismo"), and BROADCAST SYSTEMS SOFTWARE LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("Broadcast", and together with Treasure Chest, Webcraft, BF Digital, BFL, Olwen, BFDSL, Troypeak and Pismo, the "Borrowers", and each, a "Borrower"), the Banks from time to time party to the Credit Agreement referred to below, BANK OF AMERICA NT & SA and THE INDUSTRIAL BANK OF JAPAN, LIMITED, as Co-Agents (collectively, the "Co-Agents," and each, a "Co-Agent"), CREDIT SUISSE FIRST BOSTON, as Documentation Agent, and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :

      WHEREAS, Holdings, BFPH, the Borrowers, the Banks, the Co-Agents, the Documentation Agent and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of June 22, 1998 (as in effect on the date hereof, the "Credit Agreement"); and

      WHEREAS, subject to the terms and conditions of this Amendment, the Banks hereby agree to grant certain consents under the Credit Agreement and the parties hereto wish to amend the Credit Agreement as herein provided;

      NOW, THEREFORE, it is agreed:

I. AMENDMENTS AND CONSENTS TO CREDIT AGREEMENT.

      1. The Banks hereby agree that the pledge of all of the shares of capital stock of Pismo (the "Pismo Shares") to the Collateral Agent pursuant to the Charge Over Shares and Intercompany Promissory Notes, dated as of June 22, 1998, between BFDSL and the Collateral Agent shall be released on the Third Amendment Effective Date (as defined below), so long as (i) BFDSL as soon as reasonably practicable (but in any event within 5 Business Days after the Third Amendment Effective Date) transfers the Pismo Shares to Troypeak, (ii) immediately after giving effect to the transfer of the Pismo Shares to Troypeak contemplated above, the Pismo Shares become subject to the Charge Over Shares and Intercompany Promissory Notes, dated as of November 19, 1998, between Troypeak and the Collateral Agent (as in effect on the date hereof, the "Troypeak Charge Over Shares") and (iii) after giving effect to the release, transfer and pledge of the Pismo Shares as contemplated above, the security interest granted to the Collateral Agent in the Pismo Shares pursuant to the Troypeak Charge Over Shares shall be in full force and effect and perfected (to at least the same extent as in effect immediately prior to such release and transfer); PROVIDED that Troypeak shall not be obligated to deliver to the Collateral Agent the share certificates representing the Pismo Shares and any related documentation until the earlier to occur of (x) such date as Troypeak has obtained an appropriate stamp duty exemption or has paid the relevant stamp duty with respect to the transfer of the Pismo Shares (for which Troypeak shall apply as soon as reasonably practicable following the transfer of the Pismo Shares to Troypeak) or (y) the date occurring 60 days following the transfer of the Pismo Shares to Troypeak as contemplated above.

      2. Section 9.11 of the Credit Agreement is hereby amended by inserting the text "(other than a Negative Equity Entity)" immediately following the phrase "in the case of a U.K. Subsidiary" appearing in clause (y)(vi) of the first sentence of said Section.

      5.  The definition of "Non-Facility Letter of Credit" appearing in Section
11.01 of the Credit Agreement is hereby amended by (i) inserting the text "or trade" immediately after the text "any standby" appearing in said definition and
(ii) deleting the word "Standby" appearing in said definition.

      6. Section 11.01 of the Credit Agreement is hereby further amended by inserting the following definition in appropriate alphabetical order in said
Section:

            "Negative Equity Entity" shall mean and include any U.K. Subsidiary which, at the time of creation or acquisition thereof, has negative net assets or positive net assets (i.e., a stockholders' equity) of less than L25,000 (as set forth on the balance sheet of such entity); PROVIDED that, if at any time (i) the book value of the gross assets of any such U.K. Subsidiary exceeds L6,000,000 or (ii) any such U.K. Subsidiary has positive net assets in excess of L25,000 (in each case, as set forth on the quarterly balance sheet of such entity), then on the 120th day following the date on which such U.K. Subsidiary meets the requirements set forth in clause (i) or (ii) above, such U.K. Subsidiary shall cease to be a "Negative Equity Entity" for all purposes of this Agreement.

III.  MISCELLANEOUS PROVISIONS.

      1. In order to induce the Banks to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

            (a) no Default or Event of Default exists as of the Third Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment; and

            (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both immediately before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

      2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

      4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      5. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when each Credit Agreement Party and the Banks constituting the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

      6. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                *      *      *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                   BIG FLOWER HOLDINGS, INC.,
                                   as a Guarantor


                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BIG FLOWER PRESS HOLDINGS, INC.,
                                   as a Guarantor



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   TREASURE CHEST ADVERTISING
                                   COMPANY, INC.,  as a Borrower and a Guarantor



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   WEBCRAFT, INC.,
                                   as a Borrower and a Guarantor



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BIG FLOWER DIGITAL SERVICES, INC.,
                                   as a Borrower and a Guarantor


                                   By /s/ Authorized Signatory
                                     -------------------------------------------

                                     Title:



                                   BIG FLOWER LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   OLWEN DIRECT MAIL LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   TROYPEAK LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   PISMO LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BIG FLOWER DIGITAL SERVICES LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:

                                   BROADCAST SYSTEMS SOFTWARE LIMITED,
                                   as a Borrower



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   BANKERS TRUST COMPANY,
                                   Individually, and as Administrative Agent




                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   CREDIT SUISSE FIRST BOSTON,
                                   Individually



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   CREDIT SUISSE FIRST BOSTON,
                                   as Documentation Agent



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:



                                   By /s/ Authorized Signatory
                                     -------------------------------------------
                                     Title:

                                   ABN AMRO BANK N.V.,
                                   NEW YORK BRANCH



                                   By
                                     -------------------------------------------
                                     Title:



                                   By
                                     -------------------------------------------
                                     Title:



                                   BANK OF AMERICA NT & SA



                                   By
                                     -------------------------------------------
                                     Title:



                                   BANKBOSTON, N.A.



                                   By
                                     -------------------------------------------
                                     Title:



                                   BANK OF MONTREAL



                                   By
                                     -------------------------------------------
                                     Title:

                                   THE BANK OF NEW YORK



                                   By
                                     -------------------------------------------
                                     Title:



                                   BANK POLSKA KASA OPIEKI, S.A.
                                   PEKAO S.A. Group, New York Branch



                                   By
                                     -------------------------------------------
                                     Title:



                                   PARIBAS



                                   By
                                     -------------------------------------------
                                     Title:


                                   By
                                     -------------------------------------------
                                     Title:



                                   FIRST UNION NATIONAL BANK



                                   By
                                     -------------------------------------------
                                     Title:



                                   CREDIT AGRICOLE INDOSUEZ



                                   By
                                     -------------------------------------------
                                     Title:

                                   CITY NATIONAL BANK



                                   By
                                     -------------------------------------------
                                     Title:



                                   CREDIT LYONNAIS, NEW YORK BRANCH



                                   By
                                     -------------------------------------------
                                     Title:



                                   DAI-ICHI KANGYO BANK, LIMITED



                                   By
                                     -------------------------------------------
                                     Title:



                                   DRESDNER BANK AG, NEW YORK AND
                                   GRAND CAYMAN BRANCHES



                                   By
                                     -------------------------------------------
                                     Title:



                                   By
                                     -------------------------------------------
                                     Title:



                                   THE FUJI BANK, LIMITED
                                   NEW YORK BRANCH



                                   By
                                     -------------------------------------------
                                     Title:

                                   ERSTE BANK DER
                                   OESTERREICHISCHEN SPARKASSEN AG



                                   By
                                     -------------------------------------------
                                     Title:



                                   IMPERIAL BANK



                                   By
                                     -------------------------------------------
                                     Title:



                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                   By
                                     -------------------------------------------
                                     Title:



                                   NATIONSBANK, N.A.



                                   By
                                     -------------------------------------------
                                     Title:



                                   CALIFORNIA BANK AND TRUST,
                                   formerly Sumitomo Bank of California



                                   By
                                     -------------------------------------------
                                     Title:

                                   THE TOKAI BANK, LIMITED



                                   By
                                     -------------------------------------------
                                     Title:



                                   THE  TOYO TRUST & BANKING CO., LTD.



                                   By
                                     -------------------------------------------
                                     Title:



                                   UNION BANK OF CALIFORNIA, N.A.



                                   By
                                     -------------------------------------------
                                     Title:

                                   MICHIGAN NATIONAL CORPORATION



                                   By
                                     -------------------------------------------
                                     Title: